UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2018

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 6, 2018, Farmer Bros. Co., a Delaware corporation (the “Company”), held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, the stockholders of the Company: (i) elected Randy E. Clark and Stacy Loretz-Congdon to serve as Class III directors of the Company for a three-year term of office expiring at the 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes. There were 16,977,701 shares of Common Stock, $1.00 par value (“Common Stock”), entitled to 16,977,701 votes, and 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, $1.00 par value (“Series A Preferred Stock”), entitled to 397,215 votes, for a total of 17,374,916 votes, outstanding and entitled to vote at the Annual Meeting, and a total of 16,223,108 votes (93.37%) were represented at the Annual Meeting.
Set forth below, with respect to each such proposal, are the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes.
Proposal No. 1 – To elect two Class III directors for a three-year term expiring at the 2021 Annual Meeting of Stockholders:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Randy E. Clark	11,878,755	1,802,859	2,541,494
Stacy Loretz-Congdon	10,389,852	3,291,762	2,541,494
Proposal No. 2 – Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,720,931	1,522,055	980,122	0
Proposal No. 3 – Non-binding, advisory vote to approve compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,839,306	1,828,905	13,403	2,541,494
Proposal No. 4 – Approval of the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,613,304	4,040,554	27,756	2,541,494

Item 8.01. Other Events.
Equity Awards to Non-Employee Directors
On December 7, 2018, the Board of Directors (the “Board”), in accordance with the Company’s non-employee director compensation program, granted to each of the Company’s non-employee directors, 2,711 shares of restricted stock based on the closing price of the Common Stock as reported on the NASDAQ Global Select Market on December 7, 2018, the date of grant, under the Farmer Bros. Co. 2017 Long-Term Incentive Plan (the “2017 Plan”). The Board members who received this award were: Allison M. Boersma, Randy E. Clark, Stacy Loretz-Congdon, Charles F. Marcy, Christopher P. Mottern, and David W. Ritterbush. The shares of restricted stock were granted under the 2017 Plan pursuant to the Company's form of Restricted Stock Grant Agreement filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 4, 2017 and incorporated herein by reference.
Chairman of the Board and Committee Appointments
On December 7, 2018, the Board appointed Randy E. Clark as Chairman of the Board, and appointed the following directors to its committees:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Allison M. Boersma (Chair)	Allison M. Boersma	Charles F. Marcy (Chair)	Randy E. Clark
Stacy Loretz-Congdon	Charles F. Marcy	Stacy Loretz-Congdon	Charles F. Marcy
Christopher P. Mottern	Christopher P. Mottern (Chair)	David W. Ritterbush	Christopher P. Mottern
David W. Ritterbush

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 12, 2018

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer